WE AIM to change pregnancy care, to transform the experience into one with fewer uncertainties.

Safe Harbor Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The company has no obligation to provide any updates to these forward-looking statements, even if its expectations change, whether as a result of new information, future events or otherwise, except as required by law. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the company’s Registration Statement on Form S-1, most recent Annual Report on Form 10-K, and/or subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the company’s other filings with the SEC. The information in this presentation should be considered in conjunction with a review of the company’s filings with the SEC including the information in the company’s Registration Statement on Form S-1, most recent Annual Report on Form 10-K, and/or subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIALCONDITION AND RESULTS OF OPERATIONS.

In the U.S., maternal and neonatal mortality rates are increasing, signaling a need for improved healthcare and innovation. One-third of pregnant women experience complications, often without warning, posing significant health risks for both mother and child.

Vision Mission Sera Prognostics aims to be a global leader in high- value women’s health diagnostics, delivering pivotal information to physicians and mothers to improve the health of pregnant women and newborns, and to simultaneously improve the economics of pregnancy care. Pregnancy complications occur frequently, often without warning. In the U.S., this is the reality for one-third of pregnancies. Sera Prognostics is transforming the pregnancy journey with innovative products aimed at identifying complications early and accurately. We provide personalized insights into the risk of preterm birth and other pregnancy complications, empowering all pregnant women and their caregivers with innovative products aimed at delivering better outcomes for mothers and babies.

The Pregnancy Company® SPECIALTY LAB INNOVATIVE TESTS & PRODUCTS PREGNANCY OUTCOMES EMPOWERMENT RESEARCH- DRIVEN GLOBAL IMPACT Focuses on obstetric test offerings and analytics products Provides information to healthcare providers to guide personalized interventions Committed to driving advancements in maternal-fetal medicine through rigorous research and clinical trials Works towards shaping the future of pregnancy care worldwide Aims to empower expectant mothers with actionable insights Utilizes cutting-edge technologies such as proteomics and AI

SOCIETAL IMPACT Focusing on neonatal and maternal outcomes can yield numerous benefits for all members of society Families: Decrease the burden linked to pregnancy complications Payers: Improve outcomes and the economics of care delivery Communities: Address growing health disparities in maternal care Healthcare Providers: Provide tools to address unmet needs in pregnancy care Self-insured Employers: Enhance employer healthcare for employees and their families Policy: Support government programs targeting improvements in maternal healthcare

Improved pregnancy outcomes start with better information


ENHANCED SCREENING
PERSONALIZED MEDICINE
IMPROVED OUTCOMES
1st Trimester
2nd Trimester
3rd Trimester
Postpartum

Utilize proteomic testing early in the pregnancy to identify high-risk pregnancies

Target individuals identified as high-risk for tailored preventive treatments

Achieve healthier outcomes by reducing morbidity, mortality, and hospitalization time for newborns

SERA PROGNOSTICS®
The Pregnancy Company®

Given the limitations of current screening practices for pregnancy complications, scientists at Sera discovered a biomarker prediction that fills a critical diagnostic gap. Why Proteomics? Personalized insights for each pregnancy. Proteomics provide insights into the biology of each pregnancy and go beyond genetic inheritance. Early detection and intervention. Proteins reflect the functions of specific cells allowing for early detection and intervention before symptoms arise. Answers provided by proteomics.

Sera’s proprietary data assets and technology platform generate powerful insights Biobank of Blood Samples Clinical Outcomes Data Demographic & Geographic Diversity Advanced Mass Spectrometry Artificial Intelligence & Machine Learning Global Dataset 20,000 pregnant women Multiple clinical utility studies Broad sample collection across U.S. population North America, Europe, Asia and Africa 300+ proteins analyzed Discovering important predictors POWERFUL INSIGHTS: • Early risk prediction such as preterm birth or preeclampsia, before symptoms manifest. • Improving health outcomes by identifying high-risk individuals and implementing targeted interventions • Shared decision-making by empowering patients to make informed decisions regarding prenatal care • Reduced healthcare costs through improvements in the health of the baby and reducing the need for the NICU • Research advancements to help understanding the biology of pregnancy

Sera’s technology platform transforms national averages into personalized insights The national risk of a complicated pregnancy is 31%. The probability of pregnancy complications range from 10 - 90%. Utilizing proteomic markers and data analytics, Sera can identify a mother’s pregnancy journey inclusive of her complication risk within a 4% margin. 31% 10% 90%to +/-4%

NEAR TERM EXECUTION Accelerate PreTRM Adoption & Revenue

Addressing the Problem of Preterm Birth



1 in **10** babies are born too soon[1]

Preterm birth contributes to **34.2%** of newborn deaths[2]

Causes numerous medical issues requiring more hospital time and pediatric visits[3,4]

References: 1. Osterman MJK, Hamilton BE, Martin, J.A., Driscoll AKV, C.P. Births: Final Data for 2020. Division of Vital Statistics, National Center for Health Statistics, U.S. Centers for Disease Control and Prevention. 2022 Feb 7 (https://www.cdc.gov/nchs/nvss/births.html. 2. Callaghan WM, et al. The contribution of preterm birth to infant mortality rates in the United States. Pediatrics. 2006 Oct;118(4):1566-73. 3. Howson CP, et al. Born Too Soon: Preterm birth matters. Reprod Health 10, S1 (2013). 4. Crump C, et al. Prevalence of Survival Without Major Comorbidities Among Adults Born Prematurely. JAMA. 2019 Oct 22;322(16):1580-1588.

SERA PROGNOSTICS®
The Pregnancy Company®

©2024 Sera Prognostics, Inc. All rights reserved. Sera Prognostics, PreTRM and their logos are trademarks of Sera Prognostics, Inc. in the United States. / 2024 Corporate Deck

Reducing the health impacts of an early delivery with the PreTRM® Test

Challenges facing risk assessment for preterm birth

Up to half of all pregnant women who deliver prematurely have no known risk factors[1,2]

Knowing the Risk Enables Informed Action

PreTRM's sensitivity of 88% allows healthcare providers to detect higher-risk patients who would have been missed with current screening tools[3]

Reduce the impacts of preterm birth

Recent studies demonstrated an 18% reduction in severe neonatal morbidity and mortality when higher-risk pregnancies identified by the PreTRM Test received risk-reduction interventions compared to standard care[4]

SERA PROGNOSTICS®
The Pregnancy Company®

1. Institute of Medicine Committee on Understanding Premature Birth and Assuring Healthy Outcomes. Preterm Birth: Causes, Consequences, and Prevention. Behrman RE, Butler AS, eds. Washington (DC): National Academies Press (US) 2. Iams JD, et al. Prevention of Preterm Parturition N Engl J Med 2014;370:254-61. DOI: 10.1056/NEJMcp1103640 3. Burchard, J., et al. Better Estimation of Spontaneous Preterm Birth Prediction Performance through Improved Gestational Age Dating. J. Clin. Med. 2022, 11, 2885. https://doi.org/10.3390/jcm11102885 4. Matthew K. Hoffman, Carrie Kitto, Zugui Zhang, et al. Neonatal outcomes after proteomic biomarker-guided intervention: the AVERT PRETERM TRIAL. medRxiv 2023.09.13.23295503; doi: https://doi.org/10.1101/2023.09.13.23295503

©2024 Sera Prognostics, Inc. All rights reserved. Sera Prognostics, PreTRM and their logos are trademarks of Sera Prognostics, Inc. in the United States. / 2024 Corporate Deck

A strong foundation of evidence

CLINICAL STUDIES	ANALYTICAL VALIDATION	CLINICAL VALIDATION	CLINICAL UTILITY	ECONOMIC UTILITY
CLINICAL MASS SPECTROMETRY / Bradford et al., 2017 • Achieved robust analytical validation of protein biomarkers for risk of spontaneous preterm birth	✓			
PAPR / Saade et al., 2016 • AJOG editor's choice establishing PreTRM® analytical validation		✓		
ACCORDANT THRESHOLD / Burchard et al., 2021 • Validated PreTRM threshold for clinical decision-making for risk of spontaneous preterm birth (sPTB) and adverse maternal and neonatal outcomes in cohorts with diverse racial and ethnic backgrounds		✓		
AJP REPORTS / Caughey et al., 2016 • Empirical data demonstrating the clinical and cost impact of prognostic test for early detection of preterm birth			✓	✓

SERA PROGNOSTICS®
The Pregnancy Company®

Building on the foundation with new clinical utility evidence

CLINICAL STUDIES	ANALYTICAL VALIDATION	CLINICAL VALIDATION	CLINICAL UTILITY	ECONOMIC UTILITY
COST-EFFECTIVENESS OF A PROTEOMIC TEST FOR PRETERM BIRTH PREDICTION / Grabner et al., 2021 Showed both improved neonatal outcomes and reduced immediate and long-term treatment costs associated with premature birth, when compared to routine care			✓	✓
PREVENT / Branch et al., 2021 Study demonstrates positive impact of the company's PreTRM® test-and-treat strategy on improving neonatal healthcare			✓	
ACCORDANT CU (TREETOP) / Burchard et al., 2022 Combines real-world observational data with simulation to project significant potential improvements in neonatal outcomes among racially and ethnically diverse populations			✓	✓
PREDICTION AND PREVENTION OF PTB / Combs et al., 2023 Study concludes that screening with the PreTRM® Test followed by care management intervention and LDA prolonged pregnancy and reduced adverse outcomes			✓	
AVERT / Hoffman et al., 2023 PreTRM® test-and-treat strategy demonstrates statistically and clinically significant improvement in neonatal health outcomes and hospital length-of-stay			✓	
PRIME / Iriye et al., ongoing Further investigates the value of implementing the PreTRM® test-and-treat strategy to reduce both adverse singleton pregnancy outcomes and overall healthcare costs			✓	✓

SERA PROGNOSTICS®
The Pregnancy Company®

The AVERT PRETERM Trial studied the health impacts of the PreTRM® test-and-treat Strategy

Neonatal outcomes after proteomic biomarker guided intervention: the AVERT PRETERM TRIAL

- The study took place from June 2018 - September 2020 at ChristianaCare Hospital (Newark, DE)
- The proportion of Black women in both arms was 26.5%, reflecting the racial diversity in the study site's patient population

Study Design

Historically Controlled



Screened with the PreTRM® Test
High Risk
Low Risk
Treated with Interventions N=286
Care management
Daily open label vaginal progesterone 200mg
Daily aspirin 81mg
Normal Care N=953
Historical Controls
Historical Controls N=10,000

SERA PROGNOSTICS®
The Pregnancy Company®

Reference: Matthew K. Hoffman, Carrie Kitto, Zugui Zhang, et al. Neonatal outcomes after proteomic biomarker-guided intervention: the AVERT PRETERM TRIAL. medRxiv 2023.09.13.23295503; doi: https://doi.org/10.1101/2023.09.13.23295503

©2024 Sera Prognostics, Inc. All rights reserved. Sera Prognostics, PreTRM and their logos are trademarks of Sera Prognostics, Inc. in the United States. / 2024 Corporate Deck

AVERT Study Results

Reduce the time the baby spends in the hospital on average by one week


100%
80%
60%
40%
20%
0%
Probability of Not Discharged
Cox PH *P*=0.01
Historical
Prospective
Mean:
27.83 Days
Mean:
35.30 Days
0
20
40
60
80
100
120
140
160
180
Length of Stay (days)

Historical (Standard of Care)	858	588	353	231	186	158	130	117	106	96	87	80	76	75	73	70	68	68
Prospective (Test and Treat)	104	60	37	16	13	13	12	11	10	9	8	7	7	7	7	7	7	7

SERA PROGNOSTICS®
The Pregnancy Company®

Reference: Matthew K. Hoffman, Carrie Kitto, Zugui Zhang, et al. Neonatal outcomes after proteomic biomarker-guided intervention: the AVERT PRETERM TRIAL. medRxiv 2023.09.13.23295503; doi: https://doi.org/10.1101/2023.09.13.23295503


7 Day
Reduction in neonatal hospital length of stay

©2024 Sera Prognostics, Inc. All rights reserved. Sera Prognostics, PreTRM and their logos are trademarks of Sera Prognostics, Inc. in the United States. / 2024 Corporate Deck

AVERT Study Results

Severe morbidity and mortality rates were significantly reduced

NMI scores were significantly reduced in the prospective arm vs the historical arm

(OR 0.81; 95% CI 0.67-0.98; P=0.03)


18%
REDUCTION

18% reduction in severe neonatal morbidity and mortality*

(probability of NMI ≥ 3)

***Severe neonatal morbidity and mortality are defined as Neonatal Composite Morbidity & Mortality Index (NMI) ≥3**

- 1-4 score given (4 = infant mortality)
- The score increases by 1 point for each additional diagnosis of:
  - Respiratory distress syndrome
  - Bronchopulmonary dysplasia
  - Intraventricular hemorrhage grade III or IV
  - All stages of necrotizing enterocolitis
  - Periventricular leukomalacia
  - Proven severe sepsis
- The scale uses NICU stays to determine index scores if the length of stay gives a higher score than concomitant diagnoses: 1-4 days give a score of 1, 5-20 days a score of 2 and >20 days a score of 3.1

SERA PROGNOSTICS®
The Pregnancy Company®

Reference: Matthew K. Hoffman, Carrie Kitto, Zugui Zhang, et al. Neonatal outcomes after proteomic biomarker-guided intervention: the AVERT PRETERM TRIAL. medRxiv 2023.09.13.23295503; doi: https://doi.org/10.1101/2023.09.13.23295503

©2024 Sera Prognostics, Inc. All rights reserved. Sera Prognostics, PreTRM and their logos are trademarks of Sera Prognostics, Inc. in the United States. / 2024 Corporate Deck

AVERT Study Results

Increase gestational age at birth to improve outcomes for those at risk of earliest delivery



Gestational Age at Birth
<32 Weeks
Historical Arm
(Standard of Care)
N=155
27.46
(weeks)
Prospective
(Test and Treat)
N=15
29.93
(weeks)
0
20
25
30
35
Mean Gestational Age at Birth (weeks)



Increased Gestational Age at Birth on Average by
2.48 Weeks

SERA PROGNOSTICS®
The Pregnancy Company®

Reference: Matthew K. Hoffman, Carrie Kitto, Zugui Zhang, et al. Neonatal outcomes after proteomic biomarker-guided intervention: the AVERT PRETERM TRIAL. medRxiv 2023.09.13.23295503; doi: https://doi.org/10.1101/2023.09.13.23295503

©2024 Sera Prognostics, Inc. All rights reserved. Sera Prognostics, PreTRM and their logos are trademarks of Sera Prognostics, Inc. in the United States. / 2024 Corporate Deck

AVERT Study Results

Reduce the time the neonate spends in the hospital on average by one month for those at risk of earliest delivery

Neonatal length of hospital stay (days)
for babies born <32 weeks' gestation



100%
80%
60%
40%
20%
0%
Proportion of Neonates Remaining in the Hospital
Cox PH P = 0.046
Prospective
Mean: 97.23 Days
Mean: 68.47 Days
0
20
40
60
80
100
120
140
160
180
Neonatal Hospital Length of Stay (days)

Historical (Standard of Care)	155	155	147	131	121	114	98	89	79	71	63	56	53	52	50	47	45	45
Prospective (Test and Treat)	15	15	15	11	8	8	7	6	5	4	3	2	2	2	2	2	2	2

SERA PROGNOSTICS® The Pregnancy Company®

Reference: Matthew K. Hoffman, Carrie Kitto, Zugui Zhang, et al. Neonatal outcomes after proteomic biomarker-guided intervention: the AVERT PRETERM TRIAL. medRxiv 2023.09.13.23295503; doi: https://doi.org/10.1101/2023.09.13.23295503



28 Day
Reduction in neonatal length of hospital stay for patients born before 32 weeks' gestation

©2024 Sera Prognostics, Inc. All rights reserved. Sera Prognostics, PreTRM and their logos are trademarks of Sera Prognostics, Inc. in the United States. / 2024 Corporate Deck

Advancing PreTRM®’s Evidence Development for Enhanced Pregnancy Outcomes PRIME Study & Real-World Evidence Prematurity Risk Assessment Combined With Clinical Interventions for Improving Neonatal outcoMEs (PRIME) A pioneering clinical trial assessing the efficacy of the PreTRM Test and preventive interventions in lowering the occurrence of adverse pregnancy outcomes. Achievement of a primary endpoint resulted in the early termination of the study.

Published Elevance Cost-Effectiveness Model Elevance Claims Data Results Analysis of >40,000 mothers and babies within commercially insured Elevance membership • Evaluated screening with PreTRM along with proactive interventions given to PreTRM-higher risk patients vs. standard care • Demonstrated robust clinical and economic impacts of the PreTRM test-and-treat strategy • 20% reduction in preterm birth rates • $1,608 gross savings, excluding a $745 PreTRM list price per pregnant woman (amortized over all pregnancies including non-tested) • 10% reduction in neonatal intensive care admissions • 7% reduction in overall hospital length-of-stay • 33% reduction in births <32 weeks • The test-and-treat strategy is dominant with respect to cost savings across all conservative probabilistic sensitivity analyses and scenarios Economic Utility Study

Pregnancy Product Road Map

SERA PROGNOSTICS
The Pregnancy Company®

More than just the PreTRM® Test


2023
2024
2025
2026
2027
PRETRM TEST
PREDICTIVE ANALYTICS PRODUCT
TIME-TO-BIRTH TEST
PREGNANCY RISK PREDICTION PANEL
Commercially Available
Estimated Product Launch

SERA PROGNOSTICS
The Pregnancy Company®

Developing a portfolio to provide better answers to life changing questions To provide a woman and her physician a risk assessment for spontaneous preterm birth To show a woman the most common outcomes in pregnancies of other women with similar clinical and demographic characteristics To provide a more accurate estimate of when a mother’s baby will be delivered for the purposes of planning maternity leave, travel, visitors, etc. This is a lifestyle and wellness test rather than a clinical test. To provide a woman and her physician a risk assessment for multiple pregnancy complications assessing both High Risk (rule-in) and Low Risk (rule-out) results in a single test PreTRM® Test Predictive Analytics Product Time-to-Birth Test Pregnancy Risk Prediction Panel Test Am I at risk for a premature birth? What do pregnancies like mine look like? When will my baby be born? Am I at risk for the common pregnancy complications?

SERA PROGNOSTICS®

Robust Biomarker Pregnancy Pipeline

PREDICTOR	Est. U.S. Prevalence in Pregnancy	DISCOVERY	VERIFICATION	VALIDATION	COMMERCIALIZED	Upcoming Expected Milestones and Anticipated Timing
PreTRM® Test for Risk of Preterm Birth	10%					• Publications of additional clinical and economic outcome studies in 2024-2025 • PRIME: interim analysis complete; final in late 2024
Time-to-Birth	N/A					• Publication of data in 2024-2025
Predictive Analytics Product	N/A					• Early market testing in progress
Pregnancy Risk Prediction Panel	31%					• Validation underway to assess which risk factors and other major pregnancy complications to be included; began market research
Preeclampsia	5-8%					• Public release of validation data in 2024 • Product profile development underway
Fetal Growth Restriction (FGR)	3-7%					• Biomarker discovery completed • Product profile development underway

Technology Road Map

Transitioning analyses for cost-effectiveness, faster turnaround times, and enhanced market accessibility

- Diagnostic tests rely on biological samples, but there are current limitations on collection and transport
- Sera is shifting to ambient conditions for sample transport to enhance the patient and provider experience and improve access to testing



SERA'S APPROACH TO SIMPLIFYING BLOOD COLLECTION
Venipuncture and frozen or ambient serum shipment
Venipuncture and ambient blood shipment
Capillary blood draw and ambient shipment

Venipuncture and frozen or ambient serum shipment	Venipuncture and ambient blood shipment	Capillary blood draw and ambient shipment
Transitioning from frozen shipments to ambient conditions for sample transport	Adding whole-blood sample types to test menus, alongside serum	Developing capillary blood draw capabilities without the need for venipuncture
Completed	**Ongoing**	**Ongoing**

SERA PROGNOSTICS®
The Pregnancy Company®

Transitioning analyses for cost-effectiveness, faster turnaround times, and enhanced market accessibility • Sera utilizes proteomic methods for discovering, verifying, and validating pregnancy tests. • The PreTRM® test, a prime example, is commercially launched using mass spectrometry, enabling swift market access and evidence accumulation. • Immunoassays may offer cost-effectiveness, rapid turnaround times, and enhanced market accessibility via point-of-care testing or kit distribution. • Antibodies are developed for PreTRM analytes to facilitate immunoassay creation. • Immunoassay methods at Sera include affinity-capture mass spectrometry (AC-MS) and enzyme-linked immunosorbent assays (e.g., ELISA, ECLIA), with the latter typically requiring two antibodies per analyte. • AC-MS serves as a transitional tool to ELISA/ECLIA platforms. • In some instances, Sera directly transitions from proteomics discovery to commercialization via an ELISA format.

Sera Leadership Team Zhenya Lindgardt President & CEO • Former CEO, The Commons Project Foundation • Former VP of Platform and Customer Engagement, Uber Technologies • Former Senior Partner and Managing Director, The Boston Consulting Group • MBA, Harvard University Austin Aerts Chief Financial Officer • Former VP, Finance and Corporate Controller, Sera • Former finance team member, Myriad • Former auditor, Ernst & Young LLP • Master of Accounting University of Utah; CPA Jay Boniface, Ph.D. Chief Scientific Officer Robert G. Harrison Chief Information Officer Benjamin Jackson General Counsel Paul Kearney, Ph.D, Chief Data Officer Michael Foley, M.D. Medical Advisor Doug Roach VP of Commercial

Thank You